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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2005
                                                          ---------------


                              DELTA AIR LINES, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   001-05424             58-0218548
--------------------------------- ------------------- -----------------------
  (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)              File Number)      Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: www.delta.com


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard; Transfer of Listing.

On October 7, 2005, Delta Air Lines, Inc. ("Delta") announced that it has been advised by the New York Stock Exchange ("NYSE") that its common stock - ticker symbol DAL - and its 8 1/8% Notes due July 1, 2039 - ticker symbol DNT - will be suspended from trading on the NYSE on October 13, 2005, and that the NYSE will submit an application to the Securities and Exchange Commission to delist these securities.

Delta received written notification from the NYSE on October 4, 2005 that the average closing price of Delta's common stock fell below the NYSE's continued listing minimum share price standard of $1.00 over a consecutive 30-trading-day period as of October 3, 2005. This condition subjected Delta's securities to the NYSE's suspension and delisting procedures.

Delta has informed the NYSE that, due to its recent Chapter 11 filing, it does not intend to attempt to cure this deficiency and will not oppose the suspension and delisting from trading on the NYSE of its common stock and its 8 1/8% Notes due July 1, 2039. Delta expects these securities to be delisted from the NYSE upon approval by the Securities and Exchange Commission.


Item 8.01 Other Events

On October 7, 2005 Delta issued a press release that announced the matters address in Item 3.01 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         Exhibit 99.1 Press Release dated October 7, 2005 titled "Delta Air Lines Common Stock to Cease Trading on New York Stock Exchange"





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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   DELTA AIR LINES, INC.



                                                   By:  /s/ Leslie P. Klemperer
                                                        -----------------------
                                                          Leslie P. Klemperer,
Date: October 7, 2005                                     Secretary



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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

Exhibit 99.1 Press Release dated October 7, 2005 titled "Delta Air Lines Common Stock to Cease Trading on New York Stock Exchange"